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                                                                    EXHIBIT 23.4

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 333-81843, 333-63631, 333-50699 and 333-18937 of TMP Worldwide Inc. on Form S-8
of our report dated February 4, 2000, appearing in this Form 8-K of TMP Worldwide Inc.

DELOITTE & TOUCHE LLP
Tampa, Florida
July 19, 2000